CALVERT INCOME FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT LONG-TERM INCOME FUND
CALVERT HIGH YIELD BOND FUND
CALVERT BOND FUND
CALVERT GREEN BOND FUND
Supplement to Prospectus dated February 1, 2019 as revised March 8, 2019

The following replaces the first paragraph in “Principal Investment Strategies” under “Fund Summaries – Calvert Green Bond Fund”:

Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in “green” bonds (“80% Policy”). Bonds include debt securities of any maturity. The Fund typically invests at least 65% of its net assets in investment grade debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service, Inc. or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

December 9, 2019	33987 12.9.19